SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event Reported): September 5, 2003


                              CIT RV Trust 1996 - B
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       0 - 28744                                      52 - 2005294
(Commission File Number)                     (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                07039-5703
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 740 -5000



          (Former name or former address, if changed since last report)

Item 7.                    FINANCIAL STATEMENTS AND EXHIBITS

(c.)            Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

99.1                                        Pool Data Report

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                    THE CIT GROUP / SALES FINANCING,
                                    INC.,  as Servicer

                                    By:
                                             -------------------------------
                                    Name:    Barbara Callahan
                                    Title:   Vice President


Dated:   September 5, 2003

                               CIT RV TRUST 1996-B
                                  June 30, 2003

              The percentages and balances set forth in each of the
                following tables may not total due to rounding.


                                                GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                   % OF CONTRACT                                              % OF CONTRACT
                              NUMBER OF           POLL BY NUMBER            AGGREGATE PRINCIPAL           POOL BY PRINCIPAL
                        CONTRACTS AS OF       OF CONTRACTS AS OF            BALANCE OUTSTANDING         BALANCE OUTSTANDING
STATE                      CUT-OFF DATE             CUT-OFF DATE             AS OF CUT-OFF DATE          AS OF CUT-OFF DATE
-----                      ------------             ------------             ------------------          ------------------

Alabama                              12                    0.68%               $        330,526                       0.98%
Alaska                                4                    0.23%                         44,336                       0.13%
Arizona                              73                    4.13%                      1,762,829                       5.21%
Arkansas                             19                    1.07%                        371,942                       1.10%
California                          415                   23.47%                      8,235,998                      24.34%
Colorado                             63                    3.56%                        874,036                       2.58%
Connecticut                          28                    1.58%                        371,059                       1.10%
Delaware                              2                    0.11%                         30,674                       0.09%
Florida                              95                    5.37%                      2,103,666                       6.22%
Georgia                              54                    3.05%                      1,042,440                       3.08%
Hawaii                                2                    0.11%                         20,899                       0.06%
Idaho                                12                    0.68%                        203,334                       0.60%
Illinois                             29                    1.64%                        589,828                       1.74%
Indiana                              14                    0.79%                        242,615                       0.72%
Iowa                                  6                    0.34%                        123,931                       0.37%
Kansas                               45                    2.55%                        741,168                       2.19%
Kentucky                              1                    0.06%                        140,626                       0.42%
Louisiana                            16                    0.90%                        586,534                       1.73%
Maine                                 7                    0.40%                        148,960                       0.44%
Maryland                             44                    2.49%                        619,897                       1.83%
Massachusetts                        36                    2.04%                        520,170                       1.54%
Michigan                              9                    0.51%                        254,360                       0.75%
Minnesota                            15                    0.85%                        329,666                       0.97%
Mississippi                          10                    0.57%                        187,225                       0.55%
Missouri                             64                    3.62%                        954,946                       2.82%
Montana                               4                    0.23%                        199,199                       0.59%
Nebraska                              4                    0.23%                         69,039                       0.20%
Nevada                               51                    2.88%                        955,668                       2.82%
New Hampshire                        12                    0.68%                        298,745                       0.88%
New Jersery                          15                    0.85%                        226,137                       0.67%
New Mexico                           18                    1.02%                        375,705                       1.11%
New York                             47                    2.66%                      1,036,426                       3.06%
North Carolina                       41                    2.32%                        830,160                       2.45%
North Dakota                          1                    0.06%                            160                       0.00%
Ohio                                  5                    0.28%                        283,192                       0.84%
Oklahoma                             90                    5.09%                      1,311,238                       3.88%
Oregon                               40                    2.26%                        588,377                       1.74%
Pennsylvania                         13                    0.74%                        319,779                       0.95%
Rhode Island                          9                    0.51%                        128,505                       0.38%
South Carolina                       19                    1.07%                        218,638                       0.65%
South Dakota                          3                    0.17%                         62,276                       0.18%
Tennessee                            29                    1.64%                        625,836                       1.85%
Texas                               202                   11.43%                      3,834,124                      11.33%
Utah                                  8                    0.45%                        218,891                       0.65%
Vermont                               4                    0.23%                         43,801                       0.13%
Virginia                             13                    0.74%                        222,572                       0.66%
Washington                           50                    2.83%                        755,581                       2.23%
West Virginia                         3                    0.17%                         40,861                       0.12%
Wisconsin                             9                    0.51%                        287,825                       0.85%
Wyoming                               2                    0.11%                         53,724                       0.16%
Other (2)                             1                    0.06%                         15,594                       0.05%
                    --------------------------------------------------------------------------------------------------------
                                  1,768                  100.00%              $      33,833,721                     100.00%
                    ========================================================================================================

----------------------------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations.



                                                           RANGE OF CONTRACT RATES

                                                              % OF CONTRACT                                       % OF CONTRACT
                                        NUMBER OF            POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
RANGE OF                          CONTRACTS AS OF        OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
CONTRACT RATES                       CUT-OFF DATE              CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
--------------                       ------------              ------------        ------------------        ------------------

0.00%   -   8.48% (1)                          52                     2.94%           $     1,805,345                     5.34%
8.49%   -   8.99%                             145                     8.20%                 4,495,175                    13.29%
9.00%   -   9.99%                             524                    29.64%                12,455,306                    36.81%
10.00%  -   10.99%                            494                    27.94%                 8,077,253                    23.87%
11.00%  -   11.99%                            313                    17.70%                 3,964,365                    11.72%
12.00%  -   12.99%                            160                     9.05%                 2,088,791                     6.17%
13.00%  -   13.99%                             59                     3.34%                   727,105                     2.15%
14.00%  -   14.99%                             17                     0.96%                   142,657                     0.42%
15.00%  -   15.99%                              4                     0.23%                    77,724                     0.23%
                          ------------------------------------------------------------------------------------------------------
                                            1,768                   100.00%           $    33,833,721                   100.00%
                          ======================================================================================================


----------------------------------------------------------------
(1) Generally represents repossessed contracts or contract subject to the Soldiers' and Sailors' Civil Relief Act.





                                              RANGE OF REMAINING MATURITIES

                                                           % OF CONTRACT                                       % OF CONTRACT
                                     NUMBER OF            POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
RANGE OF REMAINING             CONTRACTS AS OF        OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
MATURITIES IN MONTHS              CUT-OFF DATE              CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
--------------------              ------------              ------------        ------------------        ------------------

        0 months                             3                     0.17%               $        13                     0.00%
      1- 12 months                          78                     4.41%                    80,444                     0.24%
     13- 24 months                          53                     3.00%                   150,615                     0.45%
     25- 36 months                         214                    12.10%                 1,259,617                     3.72%
     37- 48 months                         235                    13.29%                 1,687,104                     4.99%
     49- 60 months                         217                    12.27%                 2,188,360                     6.47%
     61- 72 months                         234                    13.24%                 2,808,660                     8.30%
     73- 84 months                          41                     2.32%                   793,452                     2.35%
     85- 96 months                         297                    16.80%                 9,684,748                    28.62%
     97- 108 months                        333                    18.83%                11,988,664                    35.43%
    109- 120 months                         40                     2.26%                 1,894,163                     5.60%
    121- 132 months                         20                     1.13%                 1,040,424                     3.08%
    133- 144 months                          2                     0.11%                   144,000                     0.43%
    157- 168 months                          1                     0.06%                   113,456                     0.34%
                          ------------------------------------------------------------------------------------------------------
                                         1,768                   100.00%           $    33,833,721                   100.00%
                          ======================================================================================================



                                                         COLLATERAL TYPE DISTRIBUTION

                                                            % OF CONTRACT                                       % OF CONTRACT
                                          NUMBER OF        POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
                                    CONTRACTS AS OF    OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
COLLATERAL TYPE                        CUT-OFF DATE          CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
---------------                        ------------          ------------        ------------------        ------------------

Motor Homes                                     800                45.25%           $    23,802,006                    70.35%
Fifth Wheel                                     340                19.23%                 5,008,883                    14.80%
Travel Trailer                                  550                31.11%                 4,449,178                    13.15%
Other                                            78                 4.41%                   573,654                     1.70%
                                 ---------------------------------------------------------------------------------------------
Total                                         1,768               100.00%           $    33,833,721                   100.00%
                                 =============================================================================================









                                                      DELINQUENCY STATUS DISTRIBUTION

                                                                    % OF CONTRACT                                   % OF CONTRACT
                                                  NUMBER OF        POLL BY NUMBER     AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
                                            CONTRACTS AS OF    OF CONTRACTS AS OF     BALANCE OUTSTANDING     BALANCE OUTSTANDING
DELINQUENCY STATUS                             CUT-OFF DATE          CUT-OFF DATE      AS OF CUT-OFF DATE      AS OF CUT-OFF DATE
------------------                             ------------          ------------      ------------------      ------------------

Current, including 1 to 29 days delinquent            1,581                89.42%         $    28,802,433                  85.13%
30 to 59 days                                            28                 1.58%                 608,805                   1.80%
60 to 89 days                                            12                 0.68%                 446,566                   1.32%
90 to 119 days                                           13                 0.74%                 243,279                   0.72%
120 to 149 days                                           8                 0.45%                 138,741                   0.41%
150 to 179 days                                           9                 0.51%                 309,930                   0.92%
180+  days                                               45                 2.55%                 996,740                   2.95%
Repo                                                     72                 4.07%               2,287,227                   6.76%
                                            --------------------------------------------------------------------------------------
                                                      1,768               100.00%         $    33,833,721                 100.00%
                                            ======================================================================================




                                         RANGE OF PRINCIPAL BALANCE OUTSTANDING


                                     TOTAL              MINIMUM                       MAXIMUM                     AVERAGE
PRINCIPAL                    BALANCE AS OF        BALANCE AS OF                 BALANCE AS OF               BALANCE AS OF
BALANCE TYPE                  CUT-OFF DATE         CUT-OFF DATE                  CUT-OFF DATE                CUT-OFF DATE
------------                  ------------         ------------                  ------------                ------------

Original                     $  53,187,583          $     5,205              $        255,045              $       30,083
Current                      $  33,833,721          $         0              $        175,110              $       19,137








                                          NEW VS. USED COLLATERAL DISTRIBUTION

                                                  % OF CONTRACT                                             % OF CONTRACT
                                 NUMBER OF       POLL BY NUMBER           AGGREGATE PRINCIPAL           POOL BY PRINCIPAL
                           CONTRACTS AS OF   OF CONTRACTS AS OF           BALANCE OUTSTANDING         BALANCE OUTSTANDING
NEW VS. USED                  CUT-OFF DATE         CUT-OFF DATE            AS OF CUT-OFF DATE          AS OF CUT-OFF DATE
------------                  ------------         ------------            ------------------          ------------------

New                                  1,230               69.57%             $      24,755,873                      73.17%
Used                                   538               30.43%                     9,077,848                      26.83%
                     -----------------------------------------------------------------------------------------------------
                                     1,768              100.00%             $      33,833,721                     100.00%
                     =====================================================================================================






                                   RANGE OF CREDIT SCORES

                             MINIMUM AS OF        MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
SCORE TYPE                ORIGINATION DATE     ORIGINATION DATE              ORIGINATION DATE
----------                ----------------     ----------------              ----------------

FICO                                   484                  827                           640
Custom                                 102                  301                           188



                     MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                             MINIMUM AS OF        MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE             CUT-OFF DATE         CUT-OFF DATE                  CUT-OFF DATE
-----------------             ------------         ------------                  ------------

Contract Rate                        0.00%               15.74%                         9.75%
Original Term                    60 months           240 months                    168 months
Current Term                      0 months           158 months                     88 months
